UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 3, 2012

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8375 South Willow Street

Littleton, Colorado 80124

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 792-5554

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

On December 3, 2012, Innospec Inc. issued a press release announcing that its Board of Directors had declared a special dividend of $2.00 per share. The dividend will be paid on December 21, 2012, to stockholders of record at the close of business on December 14, 2012. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 99.1	Press Release, dated December 3, 2012: “Innospec Withdraws Proposal to Acquire TPC Group and Announces Special Dividend of $2 Per Share”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOSPEC INC.

Date: December 3, 2012	By:	/s/ David E. Williams
David E. Williams
Vice President & General Counsel

Exhibit No.	Document Description

Exhibit 99.1	Press Release, dated December 3, 2012: “Innospec Withdraws Proposal to Acquire TPC Group and Announces Special Dividend of $2 Per Share”